Exhibit 99.1

BROOKDALE AND HCP EXPAND RELATIONSHIP BY CREATING A $1.2 BILLION CCRC JOINT VENTURE AND AMENDING EXISTING EMERITUS LEASES

NASHVILLE, Tenn. and LONG BEACH, Calif., Apr. 23, 2014 -- Brookdale Senior Living (NYSE:BKD) and HCP (NYSE:HCP) (together, the “Companies”) today announced an agreement to enhance and solidify their long-term relationship by creating a new strategic joint venture that will own and operate entry fee continuing care retirement communities (“CCRCs”).  At inception, the joint venture will own 14 CCRC campuses valued at $1.2 billion, with Brookdale continuing to manage these communities.  In addition, the Companies have agreed to amend leases on 202 HCP-owned senior housing communities currently operated by Emeritus Corporation (NYSE:ESC).  The closing of these transactions is conditioned upon the closing of the pending merger between Brookdale and Emeritus.

Andy Smith, Brookdale’s Chief Executive Officer, said, “We are very excited about strengthening our relationship with HCP as we partner to create an industry leading entry fee CCRC joint venture.  Combining the capital strengths of HCP with Brookdale’s operating platform forms a compelling investment vehicle for our existing entry fee CCRCs and provides for growth in this fragmented asset class.  The modifications to the Emeritus leases should improve upon the previously-announced projected benefits of our pending merger.  They bring forward the future value of the imbedded purchase options through lower rent and escalators and reduced lease leverage in a 153-community triple-net portfolio, while creating a 49-community RIDEA joint venture.  In addition to improving the economics of our transformational merger with Emeritus, this transaction adheres to our long-term strategy of delivering the best, high-quality solutions for the growing population of seniors and their families.”

“We are proud to expand our strategic relationship with Brookdale, which upon the completion of the Emeritus merger will become the nation’s largest senior living operator,” said Lauralee Martin, President and CEO of HCP.  “We are pleased to partner with Brookdale and create the largest CCRC platform in the healthcare REIT sector providing attractive future growth opportunities.  The announcement today also allows us to fully retain the real estate value on a portfolio of 52 properties, by eliminating the reinvestment risk related to all existing Emeritus and Brookdale purchase options with HCP.  It also reinforces our investment philosophy of creating significant value for our operating partners through real estate driven transactions while providing our shareholders with attractive risk adjusted returns.”

BROOKDALE AND HCP EXPAND RELATIONSHIP TO FORM A NEW CCRC JOINT VENTURE

The Companies have agreed to create a new strategic joint venture (“CCRC JV”) to own and operate entry fee CCRCs.  The CCRC JV will initially be seeded with a 14-campus portfolio valued at $1.2 billion before in-place refundable entry fee obligations.  Primarily located in Florida, the portfolio encompasses approximately 7,000 units across a diversified care mix of 67% independent living, 18% skilled nursing, 11% assisted living and 4% memory care.  Brookdale and HCP will own 51% and 49%, respectively, of the CCRC JV based on each company’s respective contributions at closing:

•                  Brookdale will contribute eight of its owned campuses, as well as its leasehold rights including purchase options on three HCP-owned properties (comprising two campuses).

•                  HCP will contribute those three properties leased to Brookdale and $334 million of cash, which will be used to acquire from third parties four additional entry fee CCRCs currently managed by Brookdale.

Brookdale has a successful operating history with the CCRC portfolio, having managed a number of these communities for many years, and will continue to manage all properties post closing under a long-term management agreement.

EXCHANGE OF EMERITUS’ PURCHASE OPTIONS AND RELATED LEASE AMENDMENT

As part of this transaction, all existing Emeritus purchase options encompassing 49 HCP properties will be cancelled at closing; in exchange, all triple-net leases between HCP and Emeritus covering 202 senior housing properties will be amended contemporaneously, resulting in two portfolios:

•                  RIDEA Portfolio:  49 non-stabilized properties (of which 19 will relate to cancelled purchase options) will be converted to a RIDEA structure and contributed to a joint venture (“RIDEA JV”), with Brookdale managing the communities and acquiring a 20% ownership in the venture to create an alignment of interests.  This pool of unencumbered properties was selected for its attractive future growth profile.  The Companies have jointly developed strategic plans for these communities and, upon the closing of Brookdale’s merger with Emeritus, will immediately begin investing significant capital improvements intended to increase occupancy and operating performance of the portfolio.

•                  NNN–leased Portfolio:  Brookdale will enter into amended triple-net, master leases for the remaining 153 properties (of which 30 will relate to cancelled purchase options) all guaranteed by the credit of Brookdale Senior Living.  The leases will have an average initial term of 15 years, plus two 10-year extension options.  The leases provide total base rent in 2014 of $158 million, unchanged from the existing rent, but contain reduced future rent payments and escalations compared to those currently in-place.  HCP will make available up to $100 million in capital improvements through 2017 to upgrade the portfolio, earning additional rent at a market yield as funding occurs.

The operating performance during 2013 for each of the two portfolios is summarized as follows:

Portfolio	Properties	Units	% Located in Top 100 MSAs	Occupancy	Monthly Rate/Unit	NOI Margin

RIDEA JV	49	5,400	78%	80%	$4,978	23%

NNN-leased	153	12,800	63%	91%	$4,019	32%

	202	18,200

ADDITIONAL INFORMATION

All transactions described herein are contingent upon the closing of Brookdale’s pending merger with Emeritus, anticipated to occur in the third quarter of 2014, and are subject to customary closing conditions including regulatory approvals and lender consents.  There can be no assurance that the transactions will close or, if they do, when the closing will occur.

Brookdale and HCP have posted supplemental information relating to the transactions on the Investor Relations section of each company’s website – www.brookdale.com and www.hcpi.com.  This information will also be furnished by each company in a Form 8-K to be filed with the SEC.  The contents of each of the Brookdale and HCP websites (including the presentations referred to herein) are not, and shall not be deemed to be, part of this press release or any other report or document that either Brookdale or HCP files with the SEC.

ABOUT BROOKDALE SENIOR LIVING

Brookdale Senior Living Inc. is a leading owner and operator of senior living communities throughout the United States. The Company is committed to providing senior living solutions within properties that are designed, purpose-built and operated to provide the highest-quality service, care and living accommodations for residents. Currently Brookdale operates independent living, assisted living, and dementia-care communities and continuing care retirement centers, with 648 communities in 36 states and the ability to serve approximately 67,000 residents. Through its ancillary services programs, the Company also offers a range of outpatient therapy, home health, personalized living and hospice services.  After its pending merger with Emeritus Corporation, Brookdale will operate approximately 1,161 communities in 46 states with the capacity to serve approximately 113,000 residents.

ABOUT HCP

HCP, Inc. is a fully integrated real estate investment trust (REIT) that invests primarily in real estate serving the healthcare industry in the United States. HCP’s portfolio of assets is diversified among five distinct sectors: senior housing, post-acute/skilled nursing, life science, medical office and hospital. A publicly traded company since 1985, HCP: (i) was the first healthcare REIT selected to the S&P 500 index; (ii) has increased its dividend per share for 29 consecutive years; (iii) is the only REIT included in the S&P 500 Dividend Aristocrats index; and (iv) is a global leader in sustainability as a member of the CDP, Dow Jones and FTSE4Good sustainability leadership indices, and the Global and North American healthcare sector leader for GRESB. For more information regarding HCP, visit the Company’s website at www.hcpi.com.

CONTACTS

Brookdale Senior Living Inc.		HCP, Inc.
Investors: Media:	Ross Roadman (615) 564-8104 rroadman@brookdaleliving.com Julie Davis (615) 564-8225 jkdavis@brookdaleliving.com	Timothy M. Schoen Executive Vice President & Chief Financial Officer (562) 733-5309 investorrelations@hcpi.com

HCP FORWARD-LOOKING STATEMENTS

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: The statements made by or on behalf of HCP in this release or relating hereto which are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, among other things, statements regarding anticipated outcomes relating to the proposed CCRC JV and the Brookdale and Emeritus merger transaction and the potential benefits of an expanded relationship and joint ventures between HCP and Brookdale. These statements are made as of the date hereof, are not guarantees of future performance and are subject to known and unknown risks, uncertainties, assumptions and other factors — many of which are out of HCP’s control and difficult to forecast — that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements.  These risks and uncertainties include but are not limited to: HCP’s ability to complete the transactions described above on the currently proposed terms or at all; the risk that HCP may not be able to achieve the benefits of the investments described above within expected time-frames or within expected cost projections; risks relating to the merger of Brookdale and Emeritus, including in respect of the satisfaction of closing conditions to the merger, unanticipated difficulties relating to the merger, the risk that regulatory approvals required for the merger are not obtained or are obtained subject to unanticipated conditions, uncertainties as to the timing of the merger, litigation relating to the merger, the impact of the transaction on each party’s relationships with its residents, employees and third parties, and the parties’ inability to obtain, or delays in obtaining, cost savings and synergies from the merger; changes in global, national and local economic conditions, including a prolonged period of weak economic growth; volatility or uncertainty in the capital markets, including changes in the availability and cost of capital (impacted by changes in interest rates and the value of HCP’s common stock), which may adversely impact HCP’s ability to consummate transactions or reduce the earnings from potential transactions; HCP’s ability to manage its indebtedness level and changes in the terms of such indebtedness; the effect on healthcare providers, including Brookdale and Emeritus, of the recently enacted and pending Congressional legislation addressing entitlement programs and related services, including Medicare and Medicaid, which may result in future reductions in reimbursements; the ability of operators, tenants and borrowers, including Brookdale and Emeritus, to conduct their respective businesses in a manner sufficient to maintain or increase their revenues and to generate sufficient income to make rent and loan payments to HCP and HCP’s ability to recover investments made, if applicable, in their operations; the financial weakness of some operators and tenants (potentially including Brookdale and Emeritus), including potential bankruptcies and downturns in their businesses, which results in uncertainties regarding HCP’s ability to continue to realize the full benefit of such operators’ and/or tenants’ leases; changes in federal, state or local laws and regulations, including those affecting the healthcare industry that affect HCP’s costs of compliance or increase the costs, or otherwise affect the operations of operators, tenants and borrowers, including Brookdale and Emeritus; the potential impact of future litigation matters, including the possibility of larger than expected litigation costs, adverse results and related developments; competition for tenants and borrowers, including with respect to new leases and mortgages and the renewal or rollover of existing leases; HCP’s ability to negotiate the same or better terms with new tenants or operators if existing leases are not renewed or HCP exercises its right to replace an existing operator or tenant upon default; availability of suitable properties to acquire at favorable prices and the competition for the acquisition and financing of those properties; the financial, legal, regulatory and reputational difficulties of significant operators of HCP’s properties, potentially including Brookdale and Emeritus; the risk that HCP may not be able to achieve the benefits of the investments described above, including with respect to the CCRC JV and the Brookdale and Emeritus merger transaction, within expected time-frames or within expected cost projections; the ability to obtain financing necessary to consummate acquisitions on favorable terms; risks associated with HCP’s investments in joint ventures (including the proposed CCRC JV) and unconsolidated entities, including its lack of sole decision-making authority and its reliance on its joint venture partners’ financial condition and continued cooperation; changes in the credit ratings on U.S. government debt securities or default or delay in payment by the United States of its obligations; and other risks and uncertainties described from time to time in HCP’s Securities and Exchange Commission filings, including its 2013 Annual Report on Form 10-K. HCP assumes no, and hereby disclaims any, obligation to update any of the foregoing or any other forward-looking statements as a result of new information or new or future developments, except as otherwise required by law.

BROOKDALE FORWARD-LOOKING STATEMENTS

Certain items in this press release and statements made by or on behalf of Brookdale Senior Living Inc. relating hereto (including statements with respect to the merger of Brookdale and Emeritus, the proposed CCRC JV and the expanded relationship and joint venture between Brookdale and HCP) may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Those forward-looking statements are subject to various risks and uncertainties. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “would,” “project,” “predict,” “continue,” “plan” or other similar words or expressions. Although Brookdale believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, Brookdale can give no assurance that its expectations will be attained and actual results could differ materially from those projected. Factors which could have a material adverse effect on Brookdale’s operations and future prospects or which could cause events or circumstances to differ from the forward-looking statements include, but are not limited to, the risk associated with the current global economic situation and its impact upon capital markets and liquidity; changes in governmental reimbursement programs; Brookdale’s inability to extend (or refinance) debt (including credit and letter of credit facilities) as it matures; the risk that Brookdale may not be able to satisfy the conditions precedent to exercising the extension options associated with certain of its debt agreements; events which adversely affect the ability of seniors to afford Brookdale’s monthly resident fees or entrance fees; the conditions of housing markets in certain geographic areas; Brookdale’s ability to generate sufficient cash flow to cover required interest and long-term operating lease payments; the effect of Brookdale’s indebtedness and long-term operating leases on its liquidity; the risk of loss of property pursuant to Brookdale’s mortgage debt and long-term lease obligations; the possibilities that changes in the capital markets, including changes in interest rates and/or credit spreads, or other factors could make financing more expensive or unavailable to Brookdale; Brookdale’s determination from time to time to purchase any shares under the repurchase program; Brookdale’s ability to fund any repurchases; Brookdale’s ability to effectively manage its growth; Brookdale’s ability to maintain consistent quality control; delays in obtaining regulatory approvals; the risk that Brookdale may not be able to expand, redevelop and reposition its communities in accordance with its plans; Brookdale’s ability to complete acquisitions and integrate them into its operations; competition for the acquisition of assets; Brookdale’s ability to obtain additional capital on terms acceptable to it; a decrease in the overall demand for senior housing; Brookdale’s vulnerability to economic downturns; acts of nature in certain geographic areas; terminations of resident agreements and vacancies in the living spaces Brookdale leases; early terminations or non-renewal of management agreements; increased competition for skilled personnel; increased union activity; departure of key officers; increases in market interest rates; environmental contamination at any of Brookdale’s facilities; failure to comply with existing environmental laws; an adverse determination or resolution of complaints filed against Brookdale; the cost and difficulty of complying with increasing and evolving regulation; risks relating to the merger of Brookdale and Emeritus, the proposed CCRC JV and the expanded relationship and joint venture between Brookdale and HCP, including in respect of the satisfaction of closing conditions to such transactions; unanticipated difficulties and/or expenditures relating to such transactions; the risk that regulatory approvals required for such transactions are not obtained or are obtained subject to conditions that are not anticipated; uncertainties as to the timing of such transactions; litigation relating to such transactions; the impact of such transactions on each company’s relationships with residents, employees and third parties; and the inability to obtain, or delays in obtaining cost savings and synergies from such transactions; as well as other risks detailed from time to time in Brookdale’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Brookdale expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the merger, Brookdale plans to file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement of Brookdale and Emeritus that also constitutes a prospectus of Brookdale, as well as other relevant documents concerning the proposed transaction. STOCKHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A free copy of the joint proxy statement/prospectus and other filings containing information about Brookdale and Emeritus Corporation may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Brookdale at www.brookdale.com under the heading “About Brookdale / Investor Relations” or from Emeritus Corporation at www.emeritus.com under the heading “Investors.”

Brookdale and Emeritus Corporation and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Brookdale’s and Emeritus Corporation’s stockholders in connection with the merger. Information about the directors and executive officers of Brookdale and their ownership of Brookdale common stock is set forth in the proxy statement for Brookdale’s 2013 annual meeting of stockholders, as filed with the SEC on Schedule 14A on April 30, 2013. Information about the directors and executive officers of Emeritus Corporation and their ownership of Emeritus Corporation common stock is set forth in the proxy statement for Emeritus Corporation’s 2013 annual meeting of stockholders, as filed with the SEC on Schedule 14A on April 9, 2013. Additional information regarding the interests of those participants and other persons who may be deemed participants in the merger may be obtained by reading the joint proxy statement regarding the merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph. This press release shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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